EXECUTION VERSION AMENDMENT NUMBER ONE to the Amended and Restated Master Repurchase Agreement and Securities Contract dated as of May 9, 2018 between GP COMMERCIAL WF LLC and WELLS FARGO BANK, NATIONAL ASSOCIATION THIS AMENDMENT NUMBER ONE to the Repurchase Agreement (as defined below) (this “Amendment”) is made this 28th day of June, 2019, between GP COMMERCIAL WF LLC (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Buyer”). WHEREAS, Seller and Buyer entered into (i) that certain Amended and Restated Master Repurchase Agreement and Securities Contract, dated as of May 9, 2018, by and between Seller and Buyer (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), and (ii) that certain Third Amended and Restated Fee and Pricing Letter, dated as of June 28, 2019, by and between Seller and Buyer (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Fee Letter”); and WHEREAS, Seller and Buyer have agreed to amend the Repurchase Agreement as set forth herein. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows: SECTION 1. Amendments. Effective as of the date of this Amendment the Repurchase Agreement is hereby amended as follows: (a) Section 2.01 of the Repurchase Agreement is hereby amended by adding the definitions of “BHC Act Affiliate”, “Default Right” and “U.S. Special Resolution Regime” in the appropriate alphabetical order: “BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime”: Each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder. (b) Section 2.01 of the Repurchase Agreement is hereby amended by deleting the definitions of “Debt Yield”, “Extension Period”, “Initial Termination Date”, “Maximum LEGAL02/39011234v4

Amount”, “Repurchase Documents”, “Revolving Period” and “Revolving Period Expiration Date” in their respective entireties and replacing them with the following: “Debt Yield”: With respect to any Purchased Asset, as of any date of determination, the percentage equivalent of the quotient obtained by dividing (i) the underwritten annual net operating income or net cash flow as of such date with respect to the Mortgaged Properties securing such Purchased Asset, as determined by Buyer in its discretion, by (ii) the Purchase Price of such Purchased Asset as of such date. “Extension Period”: The First Extension Period or the Second Extension Period, as applicable. “Initial Termination Date”: June 28, 2021. “Maximum Amount”: As of the Amendment Effective Date, $200,000,000 and, if Seller elects to exercise the Upsize Option, upon Buyer’s agreement to grant the Upsize Option in accordance with all terms and conditions of Section 3.06(c), an amount up to $350,000,000. The Maximum Amount shall not be increased by any Future Funding Transaction or reduced upon the repurchase of any Purchased Asset prior to the earlier of the Revolving Period Expiration Date and the Termination Date; provided, that on and after the earlier of the Revolving Period Expiration Date and the Termination Date, the Maximum Amount on any date shall be an amount equal to the sum of (a) the then-current Aggregate Amount Outstanding, and (b) the Applicable Percentage of those remaining future funding obligations that are scheduled in the Confirmation for the related Purchased Assets, as such amounts decline as Future Funding Transactions under Section 3.10 are funded, Purchased Assets are repurchased and Margin Deficits are satisfied, all in accordance with the applicable terms of this Agreement. “Revolving Period”: The period from the Amendment Effective Date to but excluding the Initial Termination Date. “Revolving Period Expiration Date”: The earliest to occur of (a) the last day of the Revolving Period, (b) any Accelerated Repurchase Date, and (c) any date on which the Termination Date shall otherwise occur in accordance with the provisions hereof or Requirements of Law. (c) Section 2.01 of the Repurchase Agreement is hereby amended by deleting the definitions of “Revolving Period Extension Option” and “Third Extension Period” in their respective entireties. (d) Section 3.06 of the Repurchase Agreement is hereby amended by deleting the section in its entirety and replacing it with the following: “Section 3.06 Termination Date Extension Options and Maximum Amount Upsize Options. LEGAL02/39011234v4

(a) Termination Date Extension Options. Subject to the terms and conditions of this Section 3.06(a), Seller shall have two (2) options to extend the then- current Termination Date for a period of one (1) year each (each, an “Extension Period”). Each extension of the Termination Date shall be subject to the satisfaction of the following conditions both on the date of Seller’s request to extend and as of the then- current Termination Date, each as determined by Buyer in its sole discretion (each, an “Extension Condition”): (i) Seller shall request the extension of the Termination Date in a writing delivered to Buyer no earlier than ninety (90) days and no later than thirty (30) days before the then-current Termination Date, (ii) no Default or Event of Default has occurred and is continuing, (iii) no Margin Deficit shall be outstanding, (iv) Seller shall be in compliance with the Facility Debt Yield Test; provided, however, if Seller is not in compliance with the foregoing condition, then Seller may make a payment to Buyer in an amount sufficient, as determined by Buyer in its sole discretion, to cause each such condition to be in full compliance prior to the then-current Termination Date, (v) all Purchased Assets otherwise qualify as Eligible Assets, and (vi) Seller has paid to Buyer the Extension Fee on or before the then-current Termination Date. If the Extension Conditions are not fully satisfied as of the current Termination Date, then notwithstanding any prior approval by Buyer of Seller’s request to extend the then- current Termination Date, Seller shall have no right to extend the then-current Termination Date, and any pending request to extend the then-current Termination Date shall be deemed to be denied. Notwithstanding anything to the contrary in this Section 3.06, in no event shall the Termination Date be extended for more than two (2) Extension Periods. For the avoidance of doubt, the exercise of an extension of the Termination Date pursuant to this Section 3.06(a) shall not extend the scheduled Repurchase Date of any Transaction for a period in excess of one (1) year. (b) [Reserved.] (c) Maximum Amount Upsize Options. At any time during the Revolving Period, but in no event more than three (3) times per calendar year, Seller may request an increase of the Maximum Amount (the “Upsize Option”) by delivery of written notice to Buyer of such request not less than thirty (30) days prior to the requested effective date of the corresponding increase in the Maximum Amount. Each Upsize Option shall be in an amount not less than $50,000,000. Each Upsize Option in an amount greater than $50,000,000 shall be in increments of $25,000,000. Seller’s request(s) to exercise an Upsize Option may be approved or denied by Buyer in Buyer’s sole and absolute discretion; provided, that a request by Seller to exercise an Upsize Option will be deemed to be denied if, on the date of the related request or on the proposed effective date of such request, any of the Extension Conditions set forth in Section 3.06(a) are not satisfied, as determined by Buyer in Buyer’s sole and absolute discretion. In addition, no exercise of an Upsize Option shall be effective until Seller has paid to Buyer the Upsize Fee applicable for the related Upsize Option.” (e) The Repurchase Agreement is hereby amended by adding the following new section immediately following Section 18.25. “Section 18.26. Recognition of the U.S. Special Resolution Regimes LEGAL02/39011234v4

(a) In the event that Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Buyer of this Agreement and/or the Repurchase Documents, and any interest and obligation in or under this Agreement and/or the Repurchase Documents, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or the Repurchase Documents, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (b) In the event that Buyer or a BHC Act Affiliate of Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or the Repurchase Documents that may be exercised against Buyer are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or the Repurchase Documents were governed by the laws of the United States or a state of the United States.” SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Repurchase Agreement. SECTION 3. Conditions Precedent. It shall be a condition precedent to the effectiveness of this Amendment that: (a) Seller shall have executed and delivered to Buyer this Amendment and the Third Amended and Restated Fee and Pricing Letter, dated as of the date hereof (the “Amendment Documents”); (b) Seller shall have paid to Buyer the first installment of the Structuring Fee; and (c) Seller shall have paid to Buyer all other fees and expenses due and owing to Buyer in connection with the Amendment Documents in accordance with Section 6 of this Amendment. SECTION 4. Limited Effect. Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby. SECTION 5. Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, Seller is in full compliance with all of the terms and conditions of the Repurchase Agreement, including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement. LEGAL02/39011234v4

SECTION 6. Fees and Expenses. Subject to the limitations specified in Section 13.02 of the Repurchase Agreement, Seller agrees to pay to Buyer all reasonable fees and out of pocket expenses incurred by Buyer in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel incurred in connection with this Amendment) pursuant to Section 13.02 of the Repurchase Agreement. SECTION 7. Governing Law. This Amendment and any claim, controversy or dispute arising under or related to or in connection with this Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. SECTION 8. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense. SECTION 9. Effect of Amendment. This Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Pledgor or Residual Pledgor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Fee Letter, the Pledge and Security Agreement, the Residual Pledge and Security Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement, the Pledge and Security Agreement and the Residual Pledge and Security Agreement are preserved, (ii) the liens and security interests granted under Repurchase Agreement, the Pledge and Security Agreement and the Residual Pledge and Security Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any Repurchase Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Repurchase Agreement, as amended by this Amendment and the provisions hereof. [SIGNATURE PAGES FOLLOW] LEGAL02/39011234v4